UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       November 21, 2023

Benchmark 2023-V4 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001992084)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Bank of Montreal

(Central Index Key number: 0000927971)

Barclays Capital Real Estate Inc.

(Central Index Key number: 0001549574)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

(Exact name of sponsors as specified in their charters)

Delaware	333-262701-05	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “November 14, 2023 Form 8-K”), filed with the Securities and Exchange Commission (the “Commission”) on November 14, 2023 under SEC Accession No. 0001539497-23-001917, with respect to the Benchmark 2023-V4 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-V4, as and to the extent described below. The purpose of this amendment is to replace the version of the Pooling and Servicing Agreement previously filed as Exhibit 4.1 to the November 14, 2023 Form 8-K with the updated version of the Pooling and Servicing Agreement attached to this Form 8-K/A as Exhibit 4.1, which corrects the definition of “Preliminary Prospectus” in such previously filed version. Effective upon the filing of this Form 8-K/A, Exhibit 4.1 of the November 14, 2023 Form 8-K is replaced and superseded in its entirety by Exhibit 4.1 to this Form 8-K/A. Capitalized terms used but not defined herein shall have the meanings assigned to them in the November 14, 2023 Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2023, among Citigroup Commercial Mortgage Securities Inc., as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, K-Star Asset Management LLC, as a Special Servicer, Park Bridge Lender Services LLC, as Operating Advisor, Park Bridge Lender Services LLC, as Asset Representations Reviewer, Computershare Trust Company, National Association, as Certificate Administrator, and Computershare Trust Company, National Association, as Trustee

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 21, 2023	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
		Name:	Richard Simpson
		Title:	President

BMARK 2023-V4 – Form 8-K/A